UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1200 Prospect Street, Suite 525, La Jolla, CA 92037

(Address of Principal Executive Offices) (Zip Code)

(858) 964 3720

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Item 8.01 Other Events

On July 20, 2020, INmune Bio, Inc. (the “Company”) completed its previously announced underwritten public offering (the “Offering”) made pursuant to the Underwriting Agreement, dated as of July 16, 2020 (the “Underwriting Agreement”), between the Company and BTIG, LLC, as representative of the underwriters named in Schedule A thereto (the “Underwriters”). On July 17, 2020, the Underwriters notified the Company that they had exercised their over-allotment option under the Underwriting Agreement in full. After giving effect to the full exercise of the over-allotment option, the Company issued and sold an aggregate of 2,500,000 shares of its common stock, par value $0.001 per share (the “Shares”), to the Underwriters at a public offering price is $10.00 per Share.

The net proceeds from the Offering will be approximately $23.1 million, after deducting underwriting discounts and commissions and estimated Offering expenses payable by the Company. The Company expects to use the net proceeds from the Offering for general corporate purposes, including to support research and development, including clinical trials.

The offering was made pursuant to the shelf registration statement on Form S-3 (File No. 333-237368) that was filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2020 and became effective on April 2, including the related base shelf prospectus, as supplemented by the prospectus supplement dated July 16, 2020.

On July 20, 2020, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 20, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2020	INMUNE BIO INC.

	By:	/s/ David Moss
David Moss
Chief Financial Officer

2